AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED FEBRUARY 13, 2015

TO THE

SUMMARY PROSPECTUS DATED MARCH 1, 2014

(AS SUPPLEMENTED THROUGH FEBRUARY 9, 2015)

AMERICAN INDEPENDENCE RISK-MANAGED ALLOCATION FUND

 (TICKER SYMBOL:  ACRMX)

This supplement dated February 13, 2015, to the Summary Prospectus dated March 1, 2014, as supplemented through February 9, 2015, for the American Independence Funds Trust, updates certain information in the Summary Prospectus of the American Independence Risk-Managed Allocation Fund (the “Fund”), a series of the Trust, with respect to the Class C shares (the “Supplement”).

This Supplement supersedes the supplement dated February 9, 2015 that announced the temporary suspension of the offering of Class C shares of the Fund.  Effective February 13, 2015, the offering of the Class C shares of the Fund has been reinstated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE